                                 SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

[X]  Definitive Proxy statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Aerosonic Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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


           [LOGO AEROSONIC CORPORATION]

             Notice Of Annual Meeting &
                 Proxy Statement / 2001

                             AEROSONIC CORPORATION
                           (A DELAWARE CORPORATION)

                          l2l2 North Hercules Avenue
                           Clearwater, Florida 33765

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:

  The Annual Meeting of Shareholders (the "Meeting") of AEROSONIC CORPORATION (the "Company") will be held at the Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, on July 20, 2001, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes, which are discussed in the accompanying Proxy Statement:

  1. To elect a Board of seven (7) directors of the Company to hold office until their successors have been duly elected and qualified.

  2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

  The record date for determination of the shareholders entitled to vote at the annual meeting is May 23, 2001, at the close of business.

  If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting.

  If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.

                                          By Order of the Board of Directors,

                                          /s/ J. Mervyn Nabors
                                          J. Mervyn Nabors
                                          Chairman of the Board

May 25, 2001
Clearwater, Florida

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT

                        Annual Meeting of Shareholders
                           to be held July 20, 2001

                             AEROSONIC CORPORATION
                          1212 North Hercules Avenue
                           Clearwater, Florida 33765

                              GENERAL INFORMATION

  A Notice of the Annual Meeting of Shareholders (the "Meeting") of Aerosonic Corporation (the "Company") is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement is first being sent to shareholders on or about May 30, 2001. A copy of the Company's Annual Report to Shareholders for the fiscal year ended January 31, 2001 is mailed herewith.

  All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, and if discretionary authority is conferred by the shareholder, the shares will be voted FOR the nominated Directors. If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares will also be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holder. A stockholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

                      VOTING SECURITIES AND VOTING RIGHTS

  Only holders of record of Common Stock, $.40 par value per share (the "Common Stock"), of the Company as of the close of business on May 23, 2001 are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,986,262 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.

                             ELECTION OF DIRECTORS

  The Company's By-Laws currently provide that its Board of Directors shall consist of not less than three nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so.

  Seven directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

  The following table sets forth certain information concerning the nominees for election. All of the nominees are currently directors of the Company. Unless otherwise indicated, each nominee has sole voting and investment power of the reported shares.

 Name, Age and
      Year                                                         Number and
 in which first                                               Percentage of Shares
   Elected a                                                    of Common Stock
    Director                  Business Experience              Beneficially Owned
 --------------   ------------------------------------------- -----------------------
J. Mervyn Nabors  Mr. Nabors is Chief Executive Officer and      1,242,000    31.2%
 57 (1995)        Chairman of American Instrument Company.
                  Mr. Nabors is a member of the Board of
                  Directors of four privately held companies.
                  He was employed by Aerosonic from 1962 to
                  1984. In April of 1996, Mr. Nabors was
                  elected as Chairman of the Board, Chief
                  Executive Officer and President of
                  Aerosonic Corporation

  Name, Age and
      Year                                                          Number and
 in which first                                                Percentage of Shares
    Elected a                                                    of Common Stock
    Director                   Business Experience              Beneficially Owned
 --------------    ------------------------------------------- -----------------------
David A. Baldini   Mr. Baldini was with Teledyne Industries,         19,096      .5%
 51 (1995)         Inc. from 1974 through 1993. He was
                   President of Teledyne Avionics from 1990
                   and retained that position since Teledyne
                   Avionics was acquired in 1993 and became
                   Avionics Specialties, Inc. Mr. Baldini's
                   management and operations experience with
                   Teledyne included the development and
                   manufacture of precision components and
                   instruments in the aerospace, ground
                   transportation and industrial markets.
                   Mr. Baldini has a B.S. degree in economics
                   from Hampten-Sydney College.

Eric J. McCracken  Mr. McCracken served in the United States          7,500      .2%
 35 (1996)         Air Force from 1984 to 1990 as an aircraft
                   weapons systems instructor and technician.
                   He was a Vice President of Corporate
                   Banking for Barnett Bank, N.A. from 1991 to
                   1996. Mr. McCracken has been a member of
                   the Board of Directors since November 1996
                   and currently serves as Executive Vice
                   President and Chief Financial Officer of
                   Aerosonic. Mr. McCracken has a B.A. degree
                   in business administration from St. Leo
                   College.

P. Mark Perkins    Mr. Perkins has over 17 years of experience       10,000      .3%
 44 (1997)         in various segments of the aviation
                   industry. In July 1997, Mr. Perkins was
                   elected to the Board of Directors of
                   Aerosonic Corporation while serving as Vice
                   President of Marketing for Gulf Aerospace,
                   Inc. Mr. Perkins was elected Executive Vice
                   President of Sales and Marketing for
                   Aerosonic Corporation in January 1998 and
                   currently serves in that capacity.

William C. Parker  Mr. Parker was employed by Aerosonic              31,539      .8%
 68 (1995)         Corporation for over 34 years. He started
                   as an instrument assembler, became
                   Production Manager for the Boeing project,
                   Production Manager of Assembly, Production
                   Manager of the Machine Shop, Vice President
                   of Production, Vice President of
                   Purchasing, Vice President of Marketing and
                   President until his retirement in August of
                   1997.

                                                                                     Number and
                                                                                Percentage of Shares
         Name, Age and Year                                                        of Common Stock
  in which first Elected a Director             Business Experience              Beneficially Owned
  --------------------------------- ------------------------------------------- ------------------------

Dan Garwacki                        Mr. Garwacki was employed by the Internal             --      --
 57 (2001)                          Revenue Service. In 1965, Mr. Garwacki
                                    received his B.S. in business
                                    administration from American International
                                    College in Massachusetts. Currently, Mr.
                                    Garwacki performs accounting, tax and
                                    consulting services for a variety of
                                    businesses. Mr. Garwacki has been a CPA
                                    since 1980 and is a member of both the
                                    American Institute of CPA's and the Florida
                                    Institute of CPA's.

Melissa Clark Daley                 Ms. Daley was employed by a division of               --      --
 43 (1999)                          Dresser Industries from 1979 to 1988 before
                                    joining a large law firm in Baltimore, MD.
                                    In 1993 she joined the Florida office of
                                    Zuckerman, Spaeder where she concentrated
                                    in the areas of general corporate practice
                                    and commercial litigation. Ms. Daley formed
                                    her own firm in January of 1998. She has a
                                    B.A. degree in business administration and
                                    a minor in ceramic engineering from Rutgers
                                    University, and earned her Juris Doctor
                                    degree from the University of Baltimore
                                    School of Law. Ms. Daley is admitted to
                                    practice in Florida, Maryland and the
                                    District of Columbia. She currently serves
                                    as outside counsel to several companies.

All directors and officers as a group (7 persons) as of April 24, 2001              1,310,135      33%

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees:

  The Board of Directors has an Audit Committee and a Compensation Committee, each consisting of two directors. The Board of Directors does not have a Nominating Committee.

  The members of the Audit Committee are Ms. Daley, Mr. Parker and Mr. Garwacki. The functions of this committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by the independent auditors; and recommending selection of the independent auditors.

  The members of the Compensation Committee are Mr. Parker and Ms. Daley. The committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation.

Meetings:

  During the fiscal year ended January 31, 2001, the Board of Directors met six times, the Audit Committee met once, and the Compensation Committee met once. Each existing director attended all meetings of the Board of Directors and committees of the Board on which they served.

                            DIRECTORS' COMPENSATION

  Compensation for non-officer directors is $2,000.00 per board meeting plus reimbursement for travel and expenses.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth information as of April 24, 2001, regarding owners of 5% or more of the Company's Common Stock:

                                                        Number of    Percent of
Name & Address                                         Shares Owned Shares Owned
--------------                                         ------------ ------------
J. Mervyn Nabors......................................  l,242,000      31.2%
 271 Bayside Drive
 Clearwater Beach, Florida 33767

Miriam Frank..........................................    327,776       8.2%
 1771 Oak Creek Drive
 Dunedin, Florida 34698

                        EXECUTIVE OFFICER COMPENSATION

  The following table sets forth information with respect to all cash compensation paid or accrued by the Company during the fiscal year ended January 31, 2001 to the Company's chief executive officer and each other executive officer of the Company as to whom total cash compensation exceeded $100,000:

Summary Compensation Table*

------------------------------------------------------------------------------
                                                           Annual Compensation
            (a)                                       (b)          (c)
      Name and Principal Position                     Year       Salary
------------------------------------------------------------------------------
  J. Mervyn Nabors................................... 2001      $220,028
   President and Chief Executive Officer              2000      $193,785
                                                      1999      $227,289
------------------------------------------------------------------------------
  David A. Baldini................................... 2001      $160,201
   Executive Vice President                           2000      $136,117
                                                      1999      $131,715
------------------------------------------------------------------------------
  P. Mark Perkins.................................... 2001      $128,604
   Executive Vice President Sales and Marketing       2000      $134,209
                                                      1999      $127,264
------------------------------------------------------------------------------
  Eric J. McCracken.................................. 2001      $124,079
   Executive Vice President Chief Financial Officer   2000      $109,790
                                                      1999      $105,522
------------------------------------------------------------------------------
  Carm Russo......................................... 2001      $105,222
------------------------------------------------------------------------------

* Columns (d) through (i) have been eliminated from the table because there was no other type of compensation awarded to the named executive for any year covered by the table. Since no options were granted to the named executive, the option tables are not applicable.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreements

  Aerosonic Corporation's board of directors has approved employment agreements between the Company and six of its executive officers, J. Mervyn Nabors, David Baldini, Mark Perkins, Eric McCracken and Carm Russo. The work agreements became effective at various times from August 31, 1996 to February 5, 1998, each for a three-year period of time which is automatically renewed after the three-year period. The agreements require certain minimum performance standards in exchange for a minimum base annual salary of $175,000 for Mr. Nabors, $110,000 for Mr. Baldini, $110,000 for Mr. Perkins and $85,000 each for Mr. McCracken and Mr. Russo.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     A five-year comparison of stock performance of the Company with a broad equity market index and a published industry index or peer group is set forth below. The graph ranks the Company's total return against the AMEX Market Value Index and the SIC Code Index.

                            [GRAPH APPERAS HERE]

                             Fiscal Year Ending

------------------------------------------------------------------------------
Company/Index/Market     1/31/96  1/31/97   1/30/98  1/29/99  1/31/00  1/31/01
------------------------------------------------------------------------------
Aerosonic Corporation    $100.00  $243.48 $1,034.78  $843.48  $760.87  $841.74
------------------------------------------------------------------------------
AMEX Market Value Index  $100.00  $ 99.76 $  126.40  $134.96  $ 73.50  $114.02
------------------------------------------------------------------------------
SIC Code Index           $100.00  $107.63 $  122.77  $127.19  $149.90  $157.52
------------------------------------------------------------------------------

                 Assumes $100.00 Invested on February 1, 1996.
                        Assumes Dividend Reinvested

                    Fiscal Year Ending January 31, 2001.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  PricewaterhouseCoopers, L.L.P. were auditors for the year ended January 31, 2001 upon recommendation of the Audit Committee of the Board of Directors, and have been selected as auditors for the year ending January 31, 2002. A representative of PricewaterhouseCoopers, L.L.P. is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

                         PROPOSALS OF SECURITY HOLDERS

  Proposals of security holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in July, 2001, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than November 16, 2001. Proposals must comply with RULE 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Commission Act of 1934, as amended.

                                 VOTE REQUIRED

  A majority of the Company's outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Delaware law, the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Meeting is required to elect each director. As such, the seven nominees receiving the greatest number of votes cast at the Meeting will be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast.

  All of the directors and officers of the Company have indicated that they will cause all shares of Common Stock beneficially owned by them (excluding Common Stock which they have the right to acquire upon the exercise of currently exercisable stock options) to be voted in favor of the election as a director of each nominee named herein. Such persons beneficially own, in the aggregate, 33% of the shares of Common Stock eligible to vote at the Meeting.

                                 OTHER MATTERS

  The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                                          By Order of the Board of Directors,

                                          /s/ J. Mervyn Nabors
                                          J. Mervyn Nabors
                                          Chairman of the Board

May 25, 2001
Clearwater, Florida

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                             AEROSONIC CORPORATION

                                 July 20, 2001



               . Please Detach and Mail in the Envelope Provided .

A [X] Please mark your
     votes as in this
     example.

               FOR all nominees         WITHHOLD
               listed at right         AUTHORITY
              (except as marked    to vote all nominees
                   below)            listed at right
1. Election          [_]                  [_]               Nominees:    David A. Baldini        2.   In accordance with their best
   of                                                                    Melissa Clark Daley          judgement on any other matter
   Directors                                                             Daniel J. Garwacki           that may properly be voted
                                                                         Eric J. McCracken            upon at the meeting.
INSTRUCTIONS: to withhold authority                                      J. Mervyn Nabors
to vote for any individual names at right,                               William C. Parker            This proxy when properly
strike a line through the nominee's name.                                P. Mark Perkins         executed, will be voted in the
                                                                                                 manner directed herein by the
                                                                                                 undersigned shareholder(s). If no
                                                                                                 choice specified in the Proposals
                                                                                                 above shall be marked the named
                                                                                                 proxy is authorized and directed to
                                                                                                 vote for the proposal as described
                                                                                                 therein and in the Proxy Statement
                                                                                                 dated May 25, 2001. If any nominee
                                                                                                 shall cease to be a candidate for
                                                                                                 election for any reason the proxy
                                                                                                 will be voted for a substitute
                                                                                                 nominee designated by the Board of
                                                                                                 Directors and for the remaining
                                                                                                 nominees so listed.

                                                                                                      If you are unable to attend
                                                                                                 the meeting personally, the Board
                                                                                                 of Directors requests that you
                                                                                                 complete and mail this proxy to
                                                                                                 insure adequate shareholder
                                                                                                 representation at the meeting. As
                                                                                                 this proxy is being solicited by
                                                                                                 the Board of Directors you are
                                                                                                 encouraged to contact any member of
                                                                                                 the incumbent Board of the above
                                                                                                 named proxies if you have any
                                                                                                 questions concerning this proxy or
                                                                                                 the matter referenced herein.

                                                                                                 Please mark, sign, date and return
                                                                                                 this proxy promptly, using the
                                                                                                 enclosed envelope.



SIGNATURE______________________________________  DATE_____________  SIGNATURE_____________________________________  DATE__________
NOTE: If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer of a corporation, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.